SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 30, 1998


                       PUBLIC SERVICE COMPANY OF COLORADO
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                    Colorado
                             --------------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-3280                                  84-0296600
          ----------------                          -----------------
        (Commission File No.)                         (IRS Employer
                                                   Identification No.)


      1225 Seventeenth Street, Denver,  Colorado          80202
      ---------------------------------------------------------------------
      (Address of Principal Executive Offices)         (Zip Code)


      Registrant's telephone number, including area code(303)  571-7511

Item 5:  Other Events

Selected consolidated financial information for the three months ended March 31, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995 is as follows:




                       Public Service Company of Colorado
                       Consolidated Financial Information
                          (In Thousands, except ratios)

                                                 Three Months Ended
                                                     March 31,                      Year Ended December 31,
                                                  1998            1997(a)        1997(a)        1996          1995
                                                  ----            -------        -------        ----          ----
                                                      (Unaudited)
Income Statement Data
---------------------
Operating revenues:
 Electric.......................               $  375,446     $   373,863      $ 1,485,196   $ 1,488,990   $ 1,449,096
 Gas............................                  265,483         291,624          733,091       640,497       624,585
 Other..........................                    3,713           3,230           11,356         7,951         7,010
                                                  -------         -------      -----------   -----------    ----------
     Total .....................                  644,642         668,717        2,229,643     2,137,438     2,080,691
Operating income................                   99,846          95,981          337,353       324,536       295,907
Income before extraordinary item                   68,897          62,881          204,042       190,346       178,856
Extraordinary item - U.K. windfall tax                  -               -         (110,565)            -             -
Net income......................                   68,897          62,881           93,477       190,346       178,856
Dividend requirements on preferred stock            2,929           2,943           11,752        11,848        11,963
Earnings available for common stock                65,968          59,938           81,725       178,498       166,893

Capitalization Summary:
-----------------------
Total common equity.............               $1,644,454     $ 1,481,385       $1,621,399   $ 1,438,288   $ 1,343,645
Preferred stock:
 Not subject to mandatory redemption              140,002         140,008          140,002       140,008       140,008
 Subject to mandatory redemption at par
 (including amounts due within one year)           39,253          39,913           39,253        42,489        43,865
Long-term debt
 (including amounts due within one year)        1,543,587       1,737,892        1,595,298     1,414,558     1,278,389
Notes payable & commercial paper                  353,500         295,400          348,555       244,725       288,050

Other Data:

Ratio of earnings to fixed charges                   3.20            3.18             2.49          2.75          2.78
Ratio of earnings to fixed charges
 and preferred stock dividends                       2.93            2.88             2.29          2.48          2.49

-------------------------
(a)The 1997 information includes Cheyenne Light, Fuel and Power Company, WestGas InterState, Inc., e prime, inc. and subsidiaries and Natural Fuels Corporation through July 31, 1997. These subsidiaries were transferred to New Century Energies, Inc. in connection with the business combination between the Company and Southwestern Public Service Company.


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



                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      PUBLIC SERVICE COMPANY OF COLORADO


                                             /s/Brian P. Jackson
                                          -----------------------------
                                              Brian P. Jackson
                                          Senior Vice President, Finance
                                          and Administrative Services


Dated:   April 30, 1998


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